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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004



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                                   FORM 8-K

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                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) February 18, 2000


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                             Global Crossing Ltd.
            (Exact name of registrant as specified in its charter)


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           Bermuda                     000-24565               98-0189783
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)


      Wessex House, 45 Reid Street
          Hamilton, Bermuda                                        HM12
(Address of principal executive offices)                       (Zip Code)



   Registrant's telephone number, including area code (441) 296-8600

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Item 5.  Other Events

  On February 18, 2000, Global Crossing Ltd., a Bermuda company ("Global Crossing Ltd."), issued a press release, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.   Financial Statement and Exhibits.

     (c)  Exhibits.

          99.1 Press Release of Global Crossing Ltd., dated February 18, 2000.



                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GLOBAL CROSSING LTD.



Dated:  February 18, 2000            By: /s/ Dan J. Cohrs
                                        _____________________________________
                                        Name:    Dan J. Cohrs
                                        Title:   Senior Vice President and
                                                 Chief Financial Officer
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                                 EXHIBIT INDEX


       Exhibit No.                       Description
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          99.1              Press Release of Global Crossing Ltd., dated
                            February 18, 2000.